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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                      __________

                                       FORM 8-K
                                      __________



                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                   October 15, 1997
                             ____________________________
                          (Date of earliest event reported)


                              BIG FLOWER HOLDINGS, INC.
           _______________________________________________________________
                (Exact name of registrant as specified in its charter)


         Delaware                 1-14084                  13-397-1556
----------------------------  -----------------------      --------------------
(State of other jurisdiction (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


                                  3 East 54th Street
                              New York, New York  10022
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             (Address of principal executive offices, including zip code)


                                    (212) 521-1600
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                 (Registrant's telephone number, including area code)


                           BIG FLOWER PRESS HOLDINGS, INC.
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            (Former name or former address, if changed since last report)



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Item 2.       Acquisition or Disposition of Assets.

    On October 15, 1997, Treasure Chest Advertising Company, Inc. ("Treasure Chest"), a Delaware corporation and a wholly-owned subsidiary of Big Flower Holdings, Inc. (a successor registrant to and a new parent holding company of Big Flower Press Holdings, Inc.) (the "Registrant"), completed its acquisition (the "RCPC Acquisition") of certain assets and liabilities of Gruner + Jahr Printing & Publishing Co., a Delaware general partnership ("Gruner + Jahr") operating as the Riverside County Publishing Company ("RCPC"), First Western Graphics, West Coast Ink, PrepSAT Riverside and PrepSAT San Leandro, pursuant to an Asset Purchase Agreement, dated as of September 19, 1997 (the "Asset Purchase Agreement"), by and between the Treasure Chest and Gruner + Jahr. The aggregate purchase price for the RCPC Acquisition was approximately $105,500,000 in cash, subject to a post-closing adjustment. The purchase price was established through arms-length negotiations between Treasure Chest and Gruner + Jahr.

    Treasure Chest obtained funds necessary to finance the RCPC Acquisition from borrowings under a Credit Agreement, dated June 12, 1997, among Big Flower Press Holdings, Inc., the financial institutions from time to time a party thereto, Bank of America NT & SA and The Industrial Bank of Japan Limited, as Co-Agents, Credit Suisse First Boston, as Documentation Agent, and Bankers Trust Company, as Administrative Agent.

    RCPC operates in Riverside and San Leandro, California and produces advertising inserts for grocers, drugstores, home improvement merchants and other retailers. The Registrant intends to continue to use the assets acquired in the acquisition for the same purpose as used by Gruner + Jahr prior to the RCPC Acquisition.

    The foregoing description of the RCPC Acquisition does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein in its entirety.

    On October 15, 1997, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety, announcing the consummation of the RCPC Acquisition.

Item 7.       Financial Statements, PRO FORMA Financial Information and
              Exhibits.

    (a)  Financial Statements of Business Acquired.

         It is impracticable for the Registrant to provide the financial statements required to be filed herewith at the time this report on Form 8-K is filed. The Registrant expects to file the required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, and in any case not later than December 29, 1997.

    (b)  Pro Forma Financial Information.

         It is impracticable for the Registrant to provide the pro forma financial information required to be filed herewith at the time this report on Form 8-K is filed. The Registrant expects to file the required pro forma financial information by means of

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an amendment to this Current Report on Form 8-K as soon as practicable, and in any case not later than December 29, 1997.

    (c)  Exhibits.

    2.1 Asset Purchase Agreement, dated as of September 19, 1997, by and between Treasure Chest Advertising Company, Inc. and Gruner + Jahr Printing & Publishing Co. (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).

    99.1 Copy of press release issued by the Registrant on October 15, 1997.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                  BIG FLOWER HOLDINGS, INC.



Date:  October 29, 1997           By: /s/  Irene B. Fisher
                                     ----------------------------
                                       Name:     Irene B. Fisher
                                       Title:    Vice President


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                                     EXHIBIT INDEX

    2.1 Asset Purchase Agreement, dated as of September 19, 1997, by and between Treasure Chest Advertising Company, Inc. and Gruner + Jahr Printing & Publishing Co. (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).

    99.1 Copy of press release issued by the Registrant on October 15, 1997.